SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 7, 2020

GEOVAX LABS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52091	87-0455038
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

1900 Lake Park Drive, Suite 380

Smyrna, Georgia 30080

(Address of principal executive offices) (Zip code)

(678) 384-7220

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Securities registered pursuant to Section 12(b) of the Act:  None

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial reporting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Form 8-K and other reports filed by GeoVax Labs, Inc. (the “Registrant” or the “Company”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant’s management.  When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements.  Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.  Except as required by law, the Registrant does not undertake to update its forward-looking statements.

Item 5.07            Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of the stockholders on August 7, 2020. The Company received proxies totaling approximately 84.85% of its issued and outstanding shares of common stock representing 13,834,075 shares of common stock, as of the record date of June 26, 2020. The stockholders voted on the following proposals and the results of the voting are presented below.

Election of Directors

Our stockholders voted to elect the slate of directors consisting of five members to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified. There were a total of 8,573,398 broker non-votes on this item.

Nominee	For	Withheld
Randal D. Chase, Ph.D.	2,891,357	271,617
David A. Dodd	2,896,979	265,995
Dean G. Kollintzas	2,899,768	263,206
Robert T. McNally, Ph.D.	2,900,889	262,085
John N. Spencer, Jr.	2,891,144	271,830

Grant of Discretionary Authority to the Board of Directors to Effect a Reverse Stock Split

Our stockholders approved the grant of discretionary authority to our Board of Directors to amend our Certificate of Incorporation to effect a reverse stock split of our issued and outstanding common stock at a ratio within the range of 1-for-10 to 1-for-40, as selected by our Board of Directors.

For	Against	Abstain
7,116,867	3,898,600	722,905

Ratification of Independent Auditor

Our stockholders approved the ratification of Wipfli LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

For	Against	Abstain
11,070,319	268,190	399,863

Advisory Vote on Executive Compensation

Our stockholders approved, on a non-binding advisory basis, the compensation of our named executive officers. There were a total of 8,573,398 broker non-votes on this item.

For	Against	Abstain
2,527,462	351,694	285,818

Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

Our stockholders approved, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of our named executive officers. The determination was to hold such advisory votes on a three-year cycle.

1 Year	2 Year	3 Year	Abstain
1,071,057	232,814	1,645,799	215,304

 Adjournment of the Annual Meeting

Our stockholders approved the adjournment of the annual meeting, if necessary, to solicit additional proxies to vote in favor of the reverse stock split proposal. There were no broker non-votes on this item.

For	Against	Abstain
8,516,998	2,713,613	507,761

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2020

GEOVAX LABS, INC.

By:	/s/ Mark W. Reynolds
Mark W. Reynolds
Chief Financial Officer